UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2015

REGENCY ENERGY PARTNERS LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35262	16-1731691
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3738 Oak Lawn Avenue

Dallas, Texas 75219

(Address of principal executive office) (Zip Code)

(214) 981-0700

(Registrant’s telephone number, including area code)

2001 Bryan Street, Suite 3700

Dallas, Texas 75201

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 2.01 under the heading “Supplemental Indentures” is incorporated into this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The Merger

On April 30, 2015, Energy Transfer Partners, L.P. (“ETP”) completed its acquisition of Regency Energy Partners LP (“Regency”) pursuant to that certain Agreement and Plan of Merger, dated as of January 25, 2015, as amended by Amendment No. 1 thereto, dated as of February 18, 2015 (as amended, the “Merger Agreement”), by and among Regency, Regency GP LP, the general partner of Regency (“Regency GP”), ETP, Energy Transfer Partners GP, L.P., the general partner of ETP (“ETP GP”), Rendezvous I LLC, a wholly owned subsidiary of ETP (“Rendezvous I”), Rendezvous II LLC, a wholly owned subsidiary of ETP, ETE GP Acquirer LLC and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. Under the terms of the Merger Agreement, among other things, Regency merged with Rendezvous I (the “Merger”), with Regency surviving the merger as a wholly owned subsidiary of ETP.

Under the Merger Agreement, at the effective time of the Merger, each Regency common unit and Regency class F unit issued and outstanding or deemed issued and outstanding immediately prior to the effective time converted into the right to receive 0.4124 ETP common units (the “Merger Consideration”). In addition, each Regency Series A Cumulative Convertible Preferred Unit issued and outstanding or deemed issued and outstanding immediately prior to the effective time converted into the right to receive one Series A Cumulative Convertible Preferred Unit representing a limited partner interest of ETP.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to Regency’s Current Report on Form 8-K filed on January 26, 2015, and Amendment No. 1 thereto, a copy of which is attached as Exhibit 2.2 to Regency’s Current Report on Form 8-K filed on February 19, 2015, each of which is incorporated herein by reference.

Supplemental Indentures

In connection with the Merger, Regency and Regency Energy Finance Corp. (the “Regency Issuers”) entered into various supplemental indentures pursuant to which ETP has agreed to fully and unconditionally guarantee all of the Regency Issuers’ payment obligations under the following series of senior notes:

•	$498.9 million in aggregate principal amount of 8.375% Senior Notes due 2019;

•	$400.0 million in aggregate principal amount of 5.75% Senior Notes due 2020;

•	$389.9 million in aggregate principal amount of 8.375% Senior Notes due 2020;

•	$399.6 million in aggregate principal amount of 6.5% Senior Notes due 2021;

•	$500.0 million in aggregate principal amount of 6.5% Senior Notes due 2021;

•	$700.0 million in aggregate principal amount of 5% Senior Notes due 2022;

•	$900.0 million in aggregate principal amount of 5.875% Senior Notes due 2022; and

•	$700.0 million in aggregate principal amount of 5.5% Senior Notes due 2023.

The Regency Issuers also entered into a supplemental indenture with ETP’s wholly owned subsidiary, Panhandle Eastern Pipe Line Company, LP (“Panhandle”), pursuant to which Panhandle has agreed to fully and unconditionally guarantee all of the Regency Issuers’ payment obligations under their $600.0 million in aggregate principal amount of 4.5% Senior Notes due 2023 (together with the senior notes set forth above, the “senior notes”).

The foregoing description of the supplemental indentures entered into by the Regency Issuers, ETP and Panhandle does not purport to be complete and is qualified in its entirety by reference to each of the supplemental indentures, which are attached hereto as Exhibits 10.1 through 10.5, and are incorporated herein by reference.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The closing of the Merger triggered a mandatory repurchase offer with respect to the Regency Issuers’ outstanding 8.375% senior notes due 2020 and 6.5% senior notes due 2021 (collectively, the “PVR Notes”). Pursuant to the terms of the indentures governing the PVR Notes (the “PVR Indentures”), within 30 days following a Change of Control (as defined in the PVR Indentures), unless the Regency Issuers have exercised their right to redeem the PVR Notes, the Regency Issuers are required to make an offer to repurchase the PVR Notes at a purchase price equal to 101% of the aggregate principal amount of each series of PVR Notes repurchased, plus accrued and unpaid interest, if any. The Regency Issuers intend to fulfill their obligations with respect to the mandatory repurchase offer of the PVR Notes in accordance with the terms of the PVR Indentures.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the consummation of the Merger, the New York Stock Exchange (the “NYSE”) was notified that each outstanding Regency common unit was converted pursuant to the Merger into the right to receive the Merger Consideration, subject to the terms and conditions of the Merger Agreement. Regency requested that the NYSE file a notification of removal from listing on Form 25 with the Securities and Exchange Commission (the “SEC”) with respect to the delisting of Regency’s common units. Regency’s common units were delisted and removed from trading on the NYSE on April 30, 2015.

In addition, Regency intends to file with the SEC a certification of notice of termination on Form 15 requesting that the Regency common units be deregistered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that Regency’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to its common units be suspended.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth under Item 2.01 and Item 3.01 is incorporated into this Item 3.03 by reference.

Pursuant to the Merger Agreement, at the effective time of the Merger, each Regency unit option that was “in-the-money” immediately prior to the effective time of the Merger was deemed to be exercised on a cashless basis and converted into the right to receive the Merger Consideration, and each Regency unit option that was “out-of-the-money” was cancelled and terminated for no consideration. Except for phantom units of Regency held by the chief executive officer and the non-employee directors of Regency and phantom units of Regency awarded prior to December 21, 2011, which vested immediately prior to the effective time of the Merger and were converted into the right to receive the Merger Consideration, each award of Regency phantom units or Regency restricted cash units was converted into the right to receive an award of phantom units or restricted cash units, as applicable, relating to the number of ETP common units based, in the case of phantom units, on the Merger Consideration and, in the case of restricted cash units, on an exchange ratio of 0.4066 ETP common units per Regency common unit, and otherwise on the same terms and conditions as the corresponding award of Regency units.

Regency and ETP expect that Standard & Poor’s Ratings Services (“S&P”) and Moody’s Investors Services, Inc. (“Moody’s”) will assign investment grade ratings to each series of the senior notes. If investment grade ratings are issued by S&P and Moody’s, certain covenants in each of the indentures relating to the senior notes, including covenants with respect to limitations on restricted payments, dividends and other payment restrictions, limitations on the incurrence of indebtedness and the issuance of preferred stock, limitations on asset sales and limitations on affiliate transactions, will be automatically terminated.

Item 5.01	Changes in Control of Registrant.

The information set forth under Item 2.01 under the heading “The Merger” is incorporated into this Item 5.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the effective time of the Merger, each of the members of the board of directors of Regency GP LLC, the general partner of Regency GP, resigned from the board and ceased to be a director of Regency GP LLC. The members of the Regency GP LLC board immediately prior to the effective time of the Merger were Michael J. Bradley, James W. Bryant, Rodney L. Gray, John W. McReynolds, Matthew S. Ramsey and Richard D. Brannon. Also at the effective time of the Merger, all of the executive officers of Regency GP LLC resigned their positions as officers of Regency GP LLC.

Item 7.01	Regulation FD.

On April 30, 2015, Regency and ETP issued a joint press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K may include certain statements concerning expectations for the future, including statements regarding Regency’s ability to comply with the mandatory repurchase offer with respect to the PVR Notes and the expected investment grade ratings of each series of the senior notes following the closing of the Merger, that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control. An extensive list of factors that can affect future results are discussed in Regency’s Annual Report on Form 10-K for the year ended December 31, 2014 and other documents filed by Regency from time to time with the SEC. Regency undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of January 25, 2015, by and among Energy Transfer Partners, L.P., Energy Transfer Partners, GP, L.P., Regency Energy Partners LP, Regency GP LP and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. (incorporated by reference to Exhibit 2.1 to Regency Energy Partners LP’s Current Report on Form 8-K filed on January 26, 2015).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of February 18, 2015, by and among Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., Rendezvous I LLC, Rendezvous II LLC, Regency Energy Partners LP, Regency GP LP, ETE GP Acquirer LLC and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. (incorporated by reference to Exhibit 2.2 to Regency Energy Partners LP’s Current Report on Form 8-K filed on February 19, 2015).

10.1	Eleventh Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 3.1 to Energy Transfer Partners, L.P.’s Current Report on Form 8-K filed on April 30, 2015)

10.2	Ninth Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 3.1 to Energy Transfer Partners, L.P.’s Current Report on Form 8-K filed on April 30, 2015).

10.3	Sixth Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Panhandle Eastern Pipe Line Company, LP, as guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 3.1 to Energy Transfer Partners, L.P.’s Current Report on Form 8-K filed on April 30, 2015).

10.4	Eighth Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 3.1 to Energy Transfer Partners, L.P.’s Current Report on Form 8-K filed on April 30, 2015).

10.5	Second Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 3.1 to Energy Transfer Partners, L.P.’s Current Report on Form 8-K filed on April 30, 2015).

99.1	Press Release of Energy Transfer Partners, L.P. and Regency Energy Partners LP, dated April 30, 2015.

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP

	By:	Regency GP LP, its general partner
	By:	Regency GP LLC, its general partner

Date: April 30, 2015	By:	/s/ Thomas P. Mason
		Name:	Thomas P. Mason
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of January 25, 2015, by and among Energy Transfer Partners, L.P., Energy Transfer Partners, GP, L.P., Regency Energy Partners LP, Regency GP LP and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. (incorporated by reference to Exhibit 2.1 to Regency Energy Partners LP’s Current Report on Form 8-K filed on January 26, 2015).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of February 18, 2015, by and among Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., Rendezvous I LLC, Rendezvous II LLC, Regency Energy Partners LP, Regency GP LP, ETE GP Acquirer LLC and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. (incorporated by reference to Exhibit 2.2 to Regency Energy Partners LP’s Current Report on Form 8-K filed on February 19, 2015).

10.1	Eleventh Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 3.1 to Energy Transfer Partners, L.P.’s Current Report on Form 8-K filed on April 30, 2015)

10.2	Ninth Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 3.1 to Energy Transfer Partners, L.P.’s Current Report on Form 8-K filed on April 30, 2015).

10.3	Sixth Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Panhandle Eastern Pipe Line Company, LP, as guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 3.1 to Energy Transfer Partners, L.P.’s Current Report on Form 8-K filed on April 30, 2015).

10.4	Eighth Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 3.1 to Energy Transfer Partners, L.P.’s Current Report on Form 8-K filed on April 30, 2015).

10.5	Second Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 3.1 to Energy Transfer Partners, L.P.’s Current Report on Form 8-K filed on April 30, 2015).

99.1	Press Release of Energy Transfer Partners, L.P. and Regency Energy Partners LP, dated April 30, 2015.

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.